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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 2000 relating to the financial statements of iXL Enterprises, Inc., which appears in its Annual Report on Form 10-K for the year ended December 31, 1999.


PricewaterhouseCoopers LLP
Atlanta, Georgia
February 16, 2000